EXHIBIT 32.0

SECTION 1350 CERTIFICATION

Each of Robert T. Strong, President and Chief Executive Officer and John J. Augustine, Executive Vice President and Chief Financial Officer of Quaint Oak Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The quarterly report on Form 10-Q of the Company for the period ended March 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021	By:	/s/Robert T. Strong
Robert T. Strong President and Chief Executive Officer

Date: May 17, 2021	By:	/s/John J. Augustine
John J. Augustine Executive Vice President and Chief Financial Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Quaint Oak Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.